EXHIBIT 10(s)(i)

                                                      December 31, 1996
TO: Eric Fischer

FR: Asset Management Principals

RE: Re-allocation of Formula Payment Shares

Please accept this memorandum as notification that at a meeting of the principals on December 26, 1996, a supermajority, as provided in our "unifying Agreement" voted to re-allocate shares as follows:

         Principal         Current Share    New Share

         Domenic Colasacco     25%             25%
         Robert Lincoln        15%             15%
         Stephen Moody         10%             12.5%
         Lucia Santini          5%              5%

         Robert Zevin          20%             12.5%

         Unallocated           25%             30%

We acknowledge the above vote.


/s/ Domenic Colasacco        /s/ Robert Lincoln       /s/ Stephen Moody
---------------------        ------------------       -----------------
Domenic Colasacco            Robert Lincoln           Stephen Moody


/s/ Robert Zevin             /s/ Lucia Santini
---------------------        ------------------
Robert Zevin                 Lucia Santini